Fees Summary	Aug. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,514,154.26
Previously Paid Amount	0.00
Total Fee Amount	1,609.72
Total Offset Amount	0.00
Net Fee	$ 1,609.72